-------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            -------------------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                                MINDFULEYE, INC.
--------------------------------------------------------------------------------
                            (Formerly, RABATCO, INC.)
              (Exact name of small business issuer in its charter)


         Nevada                                        87-0616344
-----------------------------------          -----------------------------
(State or other jurisdiction of              (I.R.S. Employer
incorporation or organization)               Identification No.)


Suite 300 - 355 Burrard St.
Vancouver, British Columbia, Canada          V6C 2G6
-----------------------------------          -----------------------------
(Address of principal executive offices)     (Zip Code)


                           Issuer's telephone number:
                                 (604) 638 6800

ITEM 4.  CHANGE IN REGISTRANT'S INDEPENDENT ACCOUNTANTS

On May 2, 2001, the registrant engaged Ellis Foster Chartered Accountants as its independent accountants replacing the firm of Davidson & Company, Chartered Accountants. The Company's Board of Director's recommended the engagement.

The former accounting firm's report on the financial statements for most recent fiscal period from inception to December 31, 2000 contained neither adverse opinion nor a disclaimer of opinion nor qualified or modified to uncertainty, audit scope or accounting principles.

During the registrant's fiscal period from inception to December 31, 2000 and the subsequent interim period to the day of replacement there were no disagreements with the former accounting firm on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure.

ITEM 7.  EXHIBITS

Exhibit 16: Letter from registrant's prior independent accountant dated May 14, 2001.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated May 14, 2001                      /s/ Amanda Kerr
                                        ------------------------
                                        Amanda Kerr, Secretary